UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2024

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Bedford Street Lexington, MA 02420
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 6, 2024, iSpecimen Inc., a Delaware corporation (the “Company”), issued a press release (“Earnings Release”) announcing its financial and operating results for the quarter ended June 30, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. You are advised that financial information in the Earnings Release for the quarter ended June 30, 2024 is unaudited. The Company also filed its unaudited financial statements for the quarter ended June 30, 2024 with its Quarterly Report on Form 10-Q on August 6, 2024.

The Earnings Release contains certain statements and information that speak to the Company’s expectations or predictions of the future. These statements and information may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed in or implied by these statements. Please see the Company’s disclosures regarding risk factors and forward-looking statements in its filings with the Securities and Exchange Commission (the “SEC”) (including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, and most recent Annual Report on Form 10-K) for a discussion of the known material factors that could cause the Company’s actual results to differ materially from those indicated or implied by such forward-looking statements.

The information in this Item 2.02 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The Company also held a conference call and audio webcast at 8:30 a.m. Eastern Time on August 6, 2024 (“Earnings Call”) in which it discussed its second quarter of 2024 results. The Company issued a press release on July 25, 2024, providing information on how to access the Earnings Call. A replay of the Earnings Call is available through August 20, 2024, by calling +1-800-717-1738 (U.S. Toll Free) or +1-646-307-1865 (International). An archived version of the Earnings Call will also be available on the Company’s Investor Relations site at https://investors.ispecimen.com/presentations/. During the Earnings Call, the Company provided an investor presentation, dated August 2024 (the “Presentation”), which is attached hereto as Exhibit 99.2 and incorporated by reference herein. The Presentation will also be posted on the Company’s website and can be accessed at https://investors.ispecimen.com/. The Company expressly disclaims any obligation to update the Presentation, or any other information posted on or available through its website, and cautions that the information set forth therein is only accurate as of the date indicated on such materials. The inclusion of any data or statements in the Presentation (or available on or through the Company’s website) does not signify that such information is considered material.

The information in this Item 7.01 and Exhibit 99.2 attached hereto will not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and the Company’s actual results may differ materially from those anticipated in these forward-looking statements.

There may be events in the future that the Company is not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other filings filed with the SEC, including the uncertainties associated with the Company’s lack of profitability, its continued capital needs, its lack of a long operating history, its growth strategy, inflation and recession and its impact on the business, Russia’s war with Ukraine and its impact on the operations, its technology development plans, and the regulatory environment in which it operates. Forward-looking statements speak only as of the date they are made. The Company does not assume any obligation to update forward-looking statements as circumstances change. The Company gives no assurance that it will achieve its expectations.

You may access the Company’s SEC filings by visiting SEC’s website at http://www.sec.gov. This Current Report on Form 8-K does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with the Company or its affiliates. The information in this Current Report on Form 8-K is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated August 6, 2024.
99.2	Investor Presentation, dated August 2024.
104	Cover Page Interactive Data File

Portions of this Current Report on Form 8-K may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2024

iSPECIMEN INC.

By:	/s/ Tracy Curley
Name:	Tracy Curley
Title:	Chief Executive Officer